STOCK PLEDGE AGREEMENT


     This Stock Pledge Agreement ("Agreement") is made and entered into this 8th day of April, 2002, by and between Wyngate Limited, a Jersey Limited Company ("Pledgor") and GolfGear International, Inc., a Nevada corporation ("Pledgee"). Pledgor and Pledgee are sometimes hereinafter referred to individually as "party" and collectively as "parties".

                                    Recitals
                                    --------

          A. Pledgor and Pledgee have entered into a Stock Purchase Agreement, the terms of which require Pledgor to purchase from Pledgee twelve million three hundred thirty-three thousand (12,333,000) shares of the common stock of Pledgee ("Corporation").

          B. Pursuant to terms of the Stock Purchase Agreement described in Recital A. above Pledgor executed and delivered to Pledgee a Promissory Note ("Note") in the principal sum of Nine Hundred Twenty-Four Thousand Nine Hundred Seventy-Five and 00/100 Dollars ($924,975.00) a copy of which is attached hereto as EXHIBIT "A", and by this reference made a part hereof.

          C. The Stock Purchase Agreement requires the Note to be secured by a security interest in the twelve million three hundred thirty-three thousand (12,333,000) shares of the Corporation's common stock purchased by Pledgor from Pledgee as security for all the obligations contained in the Note ("Secured Obligations").

          NOW,  THEREFORE,  the  parties  hereby  agrees  as  follows:

          1.     Incorporation  of  Recitals.  The  Recitals set forth above are
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material  and  by this reference are incorporated herein and made a part of this
Agreement.

          2.     Grant  of  Security  Interest.  To  secure  the full and prompt
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payment in performance of all the Secured Obligations of Pledgor, Pledgor hereby grants in favor of Pledgee a security interest in and does hereby pledge and hypothecate to Pledgee and deposits with Pledgee as security for the Secured Obligations twelve million three hundred thirty-three thousand (12,333,000) shares of the Corporation's common stock, represented by Certificate No. 1700 (the "Shares").

          3.     Representations  of  Pledgor.  Pledgor  represents that it owns
                 ----------------------------
the Shares free and clear of any liens or encumbrances, and that it has the right and authority to pledge the Shares as provided by the terms of this Agreement. Pledgor further represents it has not transferred, assigned, encumbered or created any right in favor of any other person or entity in and to the Shares.

          4.     Rights  to  Dividends,  etc.  Pledgor  shall  be  entitled  to
                 ---------------------------
receive, as its sole property, all dividends, interest and distributions generated by the Shares so long as it is not delinquent in making payments required by the Note. If at any time Pledgor is delinquent in making payments required by the Note, all dividends, interest, and distributions generated by the Shares shall be paid to Pledgee.


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          5.     Voting  Rights.  Pledgor shall have the exclusive right to vote
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the  Shares  during  the time they are held by the Pledgee.  Pledgor and Pledgee further understand and agree that during the time the Shares are deposited with Pledgee, Pledgee shall not have any voting power with regard to the Shares, except that Pledgee shall have the right to vote the Shares during any period the Note is in default.

          6.     Rights of Pledgee on Default.  Upon the occurrence of any event
                 ----------------------------
of default in payment of the Note or the breach by Pledgor of any of her representations or covenants contained in this Agreement, and such default or breach continues uncured for a period of thirty (30) days or more after written notice duly given by Pledgee to Pledgor and the Corporation, Pledgee shall be entitled to exercise all its rights and prosecute all actions, suits or proceedings to enforce payment and performance of the terms and conditions of this Agreement and to take such other actions as it may deem desirable to protect its interests with respect thereto, including:

                 (a) Pledgee may either (i) sell all or part of the Shares at public sale in accordance with the provisions of California Commercial Code, or
(ii) Pledgor may propose to retain the Shares in satisfaction of the Secured Obligations. In the event of public sale, Pledgee may purchase the Shares at such public sale as provided in California Commercial Code. The proceeds of any such sale shall be applied in the order set forth in California Commercial Code. Said public sale may proceed only after no less than thirty (30) days' prior written notice to Pledgor of the time and place of the sale but without further demand on Pledgor that it cure its default, except as otherwise provided by the statutes referred to hereinabove;

                 (b) So long as Pledgor remains in default of its obligations under the terms of this Agreement or the Note, all dividends, interest or distributions generated by the Shares shall be held by the Pledgee as additional security and shall be subject to foreclosure in the event of Pledgor's continued or subsequent default.

          7.     Return  of Shares.  When and if the Note has been paid in full,
                 -----------------
all certificate(s) or other evidence representing the Shares and other items then held in pledge shall thereupon be promptly released from pledge and delivered to Pledgor. Pledgor shall be responsible for preparing or causing to be prepared at her expense all documents necessary to terminate Pledgee's security interest in the Shares.

          8.     Notice.  All  notices  or  demands  of  any  kind  which may be
                 ------
required to be served under the terms of this Agreement shall be in writing and shall be deemed served when personally delivered or five (5) days after being mailed by registered or certified mail, return receipt requested, addressed as follows:

                 Buyer:    Wyngate Limited, a Jersey Limited Company
                 -----
                           c/o  Peter  H.  Pocklington
                           309  Terraces  North
                           47-111  Vintage  Drive  East
                           Indian  Wells,  CA  92210

                 Seller:   GolfGear  International,  Inc.
                 ------
                           Attn:  Donald  A.  Anderson
                           5285  Industrial  Drive
                           Huntington  Beach,  CA  92649


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Any  party  may  change the address set forth herein by giving written notice of said  change  to  all  parties.

          9.     Miscellaneous.
                 -------------

                 9.1    Remedies  Cumulative.  The  rights and remedies provided
                        --------------------
herein in favor of Pledgee shall not be deemed exclusive or construed as limiting, but shall be cumulative and shall be in addition to all of the rights and remedies existing at law or in equity.

                 9.2   Severability.  Any  provision  of this Agreement which is
                       ------------
prohibited, unenforceable or not authorized by a court of competent jurisdiction shall be ineffective only to the extent of such prohibition, unenforceability or non-authorization without invalidating the remaining provisions hereof or affecting the validity, enforceability or legality thereof.

                 9.3   Waiver of Rights, Modification of Agreement.  No delay on
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the part of Pledgee in exercising any of Pledgee's options, powers or rights, or the partial or single exercise thereof, shall constitute a waiver thereof. No provision of this Agreement may be changed, waived, modified or varied in any manner orally, but only by an instrument in writing signed by the party against whom enforcement of the change, waiver, modification or variation is sought.

                 9.4   Headings.  The  section headings contained herein are for
                       --------
the purposes of convenience only and are not intended to define or limit the contents of said sections.

                 9.5   Successors;  Agreement  Binding  Upon  Successors.  This
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Agreement  is  binding  upon  and  shall inure to the benefit of the parties and their respective heirs, executors, administrators, successors, transferees or assigns, including specifically to the Successor Trustee of the Bernard L. Aronoff Trust. Pledgor may not delegate or transfer any of her obligations under this Agreement without the prior written consent of Pledgee which shall not be unreasonably withheld. With respect to Pledgor's successors and assigns, such successors and assigns include any receiver, trustee or debtor-in-possession of or for Pledgor.

                 9.6   Arbitration.  Any dispute arising out of, or relating to,
                       -----------
this Agreement or the breach, termination or the validity hereof, shall be settled by arbitration in accordance with the Judicial Arbitration and Mediation Services (JAMS) rules for arbitration of business disputes by a sole arbitrator who shall be a former superior court or appellate court judge or justice with experience in resolving business disputes. The arbitration shall be governed by the California Code of Civil Procedure Section 1280 et seq. and the parties
                                                         -------
intend this procedure to be specifically enforceable in accordance with such provisions. Judgment upon the award rendered by the arbitrator may be entered by any court having jurisdiction thereof. The place of arbitration shall be Riverside County, California. THE ARBITRATOR IS NOT EMPOWERED TO AWARD DAMAGES IN EXCESS OF COMPENSATORY DAMAGES (INCLUDING REASONABLE ATTORNEYS' FEES AND EXPERT WITNESS FEES) AND EACH PARTY HEREBY IRREVOCABLY WAIVES ANY RIGHT TO RECOVER SUCH DAMAGES (INCLUDING, WITHOUT LIMITATION, PUNITIVE DAMAGES) IN ANY FORUM. The arbitrator may award equitable relief in those circumstances where monetary damages would be inadequate. The arbitrator shall be required to follow the applicable law as set forth in governing law section of this Agreement. The arbitrator shall award reasonable attorneys' fees and costs of arbitration to the prevailing party in such arbitration.


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                 9.7   Attorneys'  Fees and Other Costs.  Pledgor will reimburse
                       --------------------------------
Pledgee for all expenses incurred by Pledgee in seeking to collect and enforce the Secured Obligations and any other rights under this Agreement, including reasonable attorneys' fees, and actual attorneys' expenses (whether or not there is litigation or arbitration), court costs and all costs in connection with any proceedings under the United States Bankruptcy Code. Notwithstanding the foregoing, Pledgor shall not be obligated to pay any costs or attorneys' fees of Pledgee in any action in which Pledgor is the prevailing party over Pledgee.

                 9.8   Applicable  Law.  This  Agreement  and  the  rights  and
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obligations  of  the parties hereunder shall be construed in accordance with and governed  by  the  internal  laws  of  the  State  of  California.

          IN WITNESS WHEREOF, the parties hereto have executed this Agreement the day and year first above written.

                                                Pledgor:
                                                -------

                                                Wyngate Limited,
                                                a Jersey Limited Company


                                                By:
                                                   -----------------------------
                                                     Peter H. Pocklington
                                                     Its:  President



                                                Pledgee:
                                                -------

                                                GolfGear International, Inc.,
                                                a Nevada corporation


                                                By:
                                                   -----------------------------
                                                     Donald A. Anderson
                                                     Its:  President/Chairman


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EXHIBIT "A"

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